Administrative Services Agreement	9 Months Ended
Sep. 30, 2017
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
17	Administrative Services Agreement

On May 9, 2017, Mason Resources entered into an Administrative Services Agreement (“ASA”) with Entrée whereby Entrée will provide office space, furnishings and equipment, communications facilities and personnel necessary for Mason Resources to fulfill its basic day-to-day head office and executive responsibilities on a pro-rata cost-recovery basis. The total amount charged to Mason Resources for the nine-month period ended September 30, 2017 was $361,199.

Also included in costs recoverable by Entrée under the ASA is a one-time restructure charge of $175,155 to Mason Resources that is related to the Arrangement (Note 2). This amount includes legal, filing and audit related costs directly attributable to the Arrangement.